Fees Summary	Aug. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 54,558,762.40
Previously Paid Amount	0.00
Total Fee Amount	8,352.95
Total Offset Amount	0.00
Net Fee	$ 8,352.95
Final Prospectus	false